UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 21, 2018

Ferrellgas Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-11331	43-1698480
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

Not Applicable

Former name or former address, if changed since last report

Ferrellgas Partners Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	333-06693-02	43-1742520
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Ferrellgas, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-50182	43-1698481
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

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Ferrellgas Finance Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-50183	14-1866671
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7500 College Blvd., Suite 1000, Overland Park, Kansas	66210
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 913-661-1500

n/a

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Ferrellgas Partners, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Partners Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas, L.P.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Ferrellgas Finance Corp.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Executive Officers

On November 21, 2018, each of Doran N. Schwartz, Senior Vice President, Chief Financial Officer and Treasurer, and Trenton D. Hampton, Senior Vice President and Chief Operating Officer, agreed to voluntarily terminate his employment with Ferrellgas, Inc., the general partner (the “General Partner”) of Ferrellgas Partners, L.P. (“Ferrellgas Partners”) and Ferrellgas, L.P. (collectively, “Ferrellgas”).  Effective as of that date, each of Mr. Schwartz and Mr. Hampton ceased to serve in all capacities previously held by them with the General Partner, Ferrellgas and its subsidiaries, including Ferrellgas Partners Finance Corp. and Ferrellgas Finance Corp.  Mr. Schwartz and Mr. Hampton’s voluntary terminations were not a result of any disagreement with the Ferrellgas’ independent auditors or any member of management on any matter of accounting principles or practices, financial statement disclosure or internal controls.

In connection with these voluntary terminations, Mr. Schwartz, Mr. Hampton and the General Partner agreed to certain separation terms that will be reflected in definitive separation agreements to be prepared and entered into by each of Mr. Schwartz and Mr. Hampton with the General Partner, which definitive separation agreements also will contain other terms customary for agreements of that type.  The agreed separation terms include:

•	payment by the General Partner of $690,000 to each of Mr. Schwartz and Mr. Hampton in full and complete satisfaction of any and all obligations owed to them;
•	release by the General Partner of Mr. Schwartz and Mr. Hampton from their agreements not to compete with Ferrellgas, but not from their agreements not to solicit Ferrellgas employees; and
•	mutual releases from any and all existing or potential claims.

Appointment of Interim Executive Officers

On November 26, 2018, the Board of Directors of the General Partner appointed Bryan Wright as Interim Chief Operating Officer of the General Partner and Bill Ruisinger as Interim Chief Financial Officer of the General Partner.

Mr. Wright, age 47, has been with Ferrellgas for 19 years and currently serves as a Region Vice President.  Prior to serving in that position, Mr. Wright held various positions within the operations of Ferrellgas.

Mr. Ruisinger, age 44, has been with Ferrellgas for six years and currently serves as the General Partner’s Vice President, Treasury, Investor Relations and Planning.  Prior to serving in that position, Mr. Ruisinger held various positions serving the office of the Chief Financial Officer.

Neither Mr. Wright nor Mr. Ruisinger has any family relationship with any other executive officer or director of the General Partner, nor are there any arrangements or understandings between Mr. Wright or Mr. Ruisinger and any other person pursuant to which he was selected as an officer of the General Partner.

Item 8.01      Other Events.

On November 26, 2018, the Board of Directors of the General Partner determined that Ferrellgas Partners will suspend quarterly cash distributions to holders of its common units for the quarter ended October 31, 2018 and indefinitely thereafter.

In past quarterly and annual filings with the Securities and Exchange Commission, Ferrellgas Partners has included disclosures and risk factors related to its unitholder distributions.  The indenture (the “Indenture”) governing Ferrellgas Partners’ senior unsecured notes due 2020 contains a restricted payments covenant that limits its ability to make unitholder distributions.  Under this covenant, if Ferrellgas Partners’ consolidated fixed charge coverage ratio (“FCCR”) is equal to or less than 1.75:1.00, the aggregate amount of unitholder distributions and other restricted payments Ferrellgas Partners is permitted to make is limited to $50.0 million over a trailing 16 quarter period.  As previously disclosed, the FCCR was 1.47:1.00 as of July 31, 2018.  After giving effect to the unitholder distribution for the fourth fiscal quarter 2018, announced on August 24, 2018, Ferrellgas Partners had no remaining availability under the $50.0 million basket under the Indenture.  Ferrellgas Partners is actively exploring all available options with respect to future unitholder distributions, but in the event that it is unable to find a solution addressing the restricted payments covenant in the Indenture, Ferrellgas Partner will not be able to make common unitholder distributions until its FCCR is greater than 1.75:1.00.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ferrellgas Partners, L.P.

November 28, 2018	By:	/s/ JAMES E. FERRELL

Name: James E. Ferrell
Title: Interim Chief Executive Officer and President

Ferrellgas Partners Finance Corp.

November 28, 2018	By:	/s/ JAMES E. FERRELL

Name: James E. Ferrell
Title: Interim Chief Executive Officer and President

Ferrellgas, L.P.

November 28, 2018	By:	/s/ JAMES E. FERRELL

Name: James E. Ferrell
Title: Interim Chief Executive Officer and President

Ferrellgas Finance Corp.

November 28, 2018	By:	/s/ JAMES E. FERRELL

Name: James E. Ferrell
Title: Interim Chief Executive Officer and President